DELAWARE GROUP GLOBAL AND INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Delaware International Value Equity Fund
Delaware Global Value Fund
(Formerly Delaware International Small Cap Value Fund)

Supplement to the Funds' Prospectuses
dated March 30, 2006

Delaware Emerging Markets Fund only:

Effective January 2, 2007, Delaware Emerging Markets Fund will be reopened to all new investors. Accordingly, the first paragraph under "Profile: Delaware Emerging Markets Fund" on page 5 of each of the Fund's prospectuses is hereby deleted. In addition, the reference in each prospectus to the Fund being closed to new investors in the section entitled "About your account - How to buy shares" is hereby removed.

Delaware Global Value Fund and Delaware International Value Equity Fund only:

Effective March 31, 2006, Todd A. Bassion has been added as a portfolio manager to the Delaware Global Value Fund. Effective May 1, 2006, Mr. Bassion has been added as a portfolio manager to the Delaware International Value Equity Fund. The following supplements the sections entitled "Portfolio managers - Delaware Global Value Fund - International Equity Portfolio Segment - Delaware International Equity Team" and "Portfolio managers - Delaware International Value Equity Fund."

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Research Analyst
Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.

All Funds:

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at PO Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2006.